Exhibit 10.1


                           MEMORANDUM OF UNDERSTANDING


                                  By and Among


                           NEW MEDITRUST COMPANY, LLC,

                             IPC ADVISORS S.a.r.l.,

                           BALANCED CARE CORPORATION,

                                       AND

                     BALANCED CARE REALTY AT ALTOONA, INC.,
                     BALANCED CARE REALTY AT BERWICK, INC.,
                    BALANCED CARE REALTY AT LEWISTOWN, INC.,
                    BALANCED CARE REALTY AT MANSFIELD, INC.,
                   BALANCED CARE REALTY AT MARTINSBURG, INC.,
                     BALANCED CARE REALTY AT MAUMELLE, INC.,
                  BALANCED CARE REALTY AT MOUNTAIN HOME, INC.,
                    BALANCED CARE REALTY AT PECKVILLE, INC.,
                     BALANCED CARE REALTY AT READING, INC.,
                     BALANCED CARE REALTY AT SCRANTON, INC.,
                     BALANCED CARE REALTY AT SHERWOOD, INC.,
                                       and
                   BALANCED CARE REALTY AT STATE COLLEGE, INC.






                         Dated as of : December 30, 1999

                           MEMORANDUM OF UNDERSTANDING

         THIS MEMORANDUM OF UNDERSTANDING is made and entered into as of this 30th day of December, 1999, by and among (a) IPC ADVISORS S.a.r.l., a Luxembourg corporation, having for the purposes of this Memorandum, an address at 38-40 Rue Sainte Zithe, Luxembourg L-2763 (hereinafter referred to as "IPC"); (b) NEW MEDITRUST COMPANY LLC, a Delaware limited liability company, having a principal address at 197 First Avenue, Needham Heights, Massachusetts 02494 (hereinafter referred to as the "Seller"); (c) BALANCED CARE CORPORATION, a Delaware corporation, having its principal address at 1215 Manor Drive, Mechanicsburg, PA 17055 ("Balanced Care") and (d) BALANCED CARE REALTY AT ALTOONA, INC., BALANCED CARE REALTY AT BERWICK, INC., BALANCED CARE REALTY AT LEWISTOWN, INC., BALANCED CARE REALTY AT MANSFIELD, INC., BALANCED CARE REALTY AT MARTINSBURG, INC., BALANCED CARE REALTY AT MAUMELLE, INC., BALANCED CARE REALTY AT MOUNTAIN HOME, INC., BALANCED CARE REALTY AT PECKVILLE, INC., BALANCED CARE REALTY AT READING, INC., BALANCED CARE REALTY AT SCRANTON, INC., BALANCED CARE REALTY AT SHERWOOD, INC., and BALANCED CARE REALTY AT STATE COLLEGE, INC., each a Delaware corporation, having its principal address at 1215 Manor Drive, Mechanicsburg, PA 17055 (hereinafter collectively referred to the "Title Designees" and, together with IPC and Balanced Care, as the "Purchasers").

                               W I T N E S S E T H

         WHEREAS, the Seller is the owner of twelve (12) parcels of land located in Arkansas, Pennsylvania, Ohio, and West Virginia more particularly described in each of the Leases (as hereinafter defined) and defined therein as the Land (collectively, the "Land");

         WHEREAS, pursuant to the Leases (as hereinafter defined), the Seller leases the Land and the other Leased Property (as hereinafter defined) to the Lessees (as hereinafter defined) and, in accordance with the BCC Lease Documents each Lessee, or such Lessee's predecessor in interest under the applicable BCC Lease Documents constructed (or is constructing) an assisted living or other senior housing facility on the portion of the Land demised under the applicable Lease and each Lessee operates (or will operate) the Facility (as hereinafter defined) demised to it;

         WHEREAS, the Lessees are, directly or indirectly, wholly-owned subsidiaries of Balanced Care;

         WHEREAS, Balanced Care and IPC, a shareholder of Balanced Care, agreed to acquire the Leased Property from the Seller and, in order to consummate such acquisition, IPC and Balanced Care designated the Title Designees to take title thereto;

         WHEREAS, the Title Designees are, directly or indirectly, wholly-owned subsidiaries of Balanced Care;

         WHEREAS, simultaneously with the execution and delivery of this Memorandum, the Seller has conveyed to the Title Designees the Leased Property for a purchase price (the "Purchase Price") of FIFTY-TWO MILLION SEVENTY-THREE THOUSAND FIFTY-FOUR DOLLARS ($52,073,054), allocated to each portion of the Leased Property as set forth on the Schedule attached hereto as EXHIBIT A (the "Allocation Schedule"), such Purchase Price having been paid by the Title Designees to the Seller as follows: (a) by payment in cash, subject to the adjustments expressly provided herein, in the amount of FORTY-FOUR MILLION TWO HUNDRED SIXTY-TWO THOUSAND DOLLARS ($44,262,000), allocated to each portion of the Leased Property as set forth on the Allocation Schedule under the heading "Allocated Cash Component;" and (b) by execution and delivery of a Promissory Note of even date and delivery herewith from IPC and Balanced Care to the order of the Seller in the original principal amount of SEVEN MILLION EIGHT HUNDRED ELEVEN THOUSAND FIFTY-FOUR DOLLARS ($7,811,054);

         WHEREAS, the Purchasers, being affiliates of the Lessees, the Developers and the Managers (as such terms are hereinafter defined), have independent and thorough knowledge of the Leased Property and, accordingly, have agreed to accept title to the applicable portion of the Leased Property being conveyed to each of the Title Designees in its current AS-IS condition without representation or warranty of any kind from the Seller, except for any express representations or warranties made by the Seller in the Transaction Documents; and

         WHEREAS, as a material inducement to the Seller to sell the Leased Property to IPC and Balanced Care and to convey the applicable portion of the Leased Property to each of the Title Designees, the Seller has required that the Purchasers execute and deliver this Memorandum to (a) confirm that, except as for any express representations or warranties made by the Seller in the Transaction Documents, the Seller is making no representations or warranties to the Purchasers in connection with the sale of the Leased Property, as more particularly provided herein, and (b) agree on certain other matters in connection with such sale.

         NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants, conditions, representations and undertakings hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS AND MEANINGS. For all purposes of this Memorandum, except as otherwise expressly provided or unless the context otherwise requires,
(a) the terms defined in this Section have the meanings assigned to them in this Section and include the plural as well as the singular and (b) all references in this Memorandum to designated "Sections" and other subdivisions are to designated Sections and other subdivisions of this Memorandum.

         Altoona Lease:  As defined under each of the Leases.

         Altoona Facility: The Facility as defined under the Altoona
Lease.

         Altoona Land:  The Land as defined under the Altoona Lease.

         Altoona Lease: That certain First Amended and Restated Facility Lease Agreement by and between the Original Lessor and the Altoona Lessee dated as of December 19, 1997, as amended.

         Altoona Lessee: TC Realty of Altoona, Inc., a Delaware corporation.

         Balanced Care: As defined in the preamble of this Memorandum and its permitted successors and assigns.

         BCC Lease Documents: Collectively, the Lease Documents as defined under each of the Leases.

         Berwick Facility: The Facility as defined under the Berwick
Lease.

         Berwick Land:  The Land as defined under the Berwick Lease.

         Berwick Lease: That certain Facility Lease Agreement by and between the Original Lessor and the Berwick Lessee, dated as of January 7, 1998, as amended.

         Berwick Lessee: TC Realty of Berwick, Inc., a Delaware corporation.

         Cash Collateral: Collectively, the Cash Collateral as defined under each of the Leases.

         Closing Date:  December 30, 1999.

         Closing Quarter:  As defined in Section 2.

         Commencement Dates: Collectively, the Commencement Date as defined under each of the Leases.

         Deposit Pledge Agreements: Collectively, the Deposit Pledge Agreement as defined under each of the Leases.

         Developers: Collectively, the Developer as defined under each of the Leases (except the Altoona Lease, the Mountain Home Lease, the Reading Lease, the Sherwood Lease and the Maumelle Lease).

         Facilities: Collectively, the Altoona Facility, the Berwick Facility, the Lewistown Facility, the Mansfield Facility, the Martinsburg Facility, the Maumelle Facility, the Mountain Home Facility, the Peckville Facility, the Reading Facility, the Scranton Facility, the Sherwood Facility and the State College Facility.

         Fixtures: Collectively, all fixtures, fittings, furniture, apparatus, equipment, machinery and building systems permanently affixed to or incorporated into any portion of the Leased Property, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, incinerating, air and water pollution control, waste disposal, air-cooling and air conditioning systems and apparatus and sprinkler systems.

         Governmental Authorities: Collectively, all agencies, authorities, bodies, boards, commissions, courts, instrumentalities, legislatures and offices of any nature whatsoever of any government, quasi-government unit or political subdivision, whether with a federal, state, county, district, municipality, city or otherwise and whether now or hereinafter in existence.

         Gross Revenues: As defined under each of the Leases.

         Guarantors: Collectively, any guarantor of all or any portion of the BCC Lease Obligations.

         Impositions: As defined under each of the Leases.

         IPC: As defined in the preamble of this Memorandum and its permitted successors and assigns.

         Land: As defined in the preamble of this Memorandum, including, without limitation, the Altoona Land, the Berwick Land, the Lewistown Land, the Mansfield Land, the Martinsburg Land, the Maumelle Land, the Mountain Home Land, the Peckville Land, the Reading Land, the Scranton Land, the Sherwood Land and the State College Land.

         Leases: Collectively, the Altoona Lease, the Berwick Lease, the Lewistown Lease, the Mansfield Lease, the Martinsburg Lease, the Maumelle Lease, the Mountain Home Lease, the Peckville Lease, the Reading Lease, the Scranton Lease, the Sherwood Lease and the State College Lease.

         Leased Improvements: Collectively, all buildings, structures, fixtures and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), and parking areas and roadways appurtenant to such buildings and structures situated upon any portion of the Land, including, without limitation, the Facilities.

         Leased Property: Collectively, the Land, the Related Rights, the Leased Improvements and the Fixtures.

         Lessees: Collectively, the Altoona Lessee, the Berwick Lessee, the Lewistown Lessee, the Mansfield Lessee, the Martinsburg Lessee, the Maumelle Lessee, the Mountain Home Lessee, the Peckville Lessee, the Reading Lessee, the Scranton Lessee, the Sherwood Lessee and the State College Lessee.

         Lewistown Facility: The Facility as defined under the Lewistown Lease.

         Lewistown Land:  The Land as defined under the Lewistown
Lease.

         Lewistown Lease: That certain Facility Lease Agreement by and between the Original Lessor and the Lewistown Lessee, dated as of January 7, 1998, as amended.

         Lewistown Lessee: TC Realty of Lewistown, Inc., a Delaware corporation.

         Managers: Collectively, the Current Manager as defined under each Lease.

         Mansfield Facility: The Facility as defined under the Mansfield Lease.

         Mansfield Land: The Land as defined under the Mansfield Lease.

         Mansfield Lease: That certain First Amended and Restated Facility Lease by and between the Original Lessor and the Mansfield Lessee dated as of January 8, 1998, as amended.

         Mansfield Lessee: TC Realty Corporation II, a Delaware corporation.

         Martinsburg Facility: The Facility as defined under the Martinsburg Lease.

         Martinsburg Land: The Land as defined under the Martinsburg Lease.

         Martinsburg Lease: That certain Facility Lease Agreement by and between the Original Lessor and the Martinsburg Lessee dated as of December 31, 1997, as amended.

         Martinsburg Lessee: Black Box of Martinsburg, Inc., a Delaware corporation.

         Maumelle Facility: The Facility as defined under the Maumelle Lease.

         Maumelle Land: The Land as defined under the Maumelle Lease.

         Maumelle Lease: That certain First Amended and Restated Facility Lease Agreement by and between the Original Lessor and the Maumelle Lessee dated as of December 19, 1997, as amended.

         Maumelle Lessee: TC Realty of Maumelle, Inc., a Delaware corporation.

         Memorandum: This Memorandum of Understanding, together with all Exhibits attached hereto as the same may hereafter be amended, restated and supplemented from time to time.

         Mountain Home Facility: The Facility as defined under the Mountain Home Lease.

         Mountain Home Land: The Land as defined under the Mountain Home Lease.

         Mountain Home Lease: That certain First Amended and Restated Facility Lease by and between the Original Lessor and the Mountain Home Lessee dated as of December 19, 1997, as amended.

         Mountain Home Lessee:   TC Realty of Mountain Home, Inc., a
Delaware corporation

         Officer's Certificate:  As defined in each of the Leases.

         Original Lessor: Meditrust Acquisition Corporation II, a Delaware corporation and the Seller's predecessor in interest as landlord under the Leases.

         Peckville Facility: The Facility as defined under the Peckville Lease.

         Peckville Land: The Land as defined under the Peckville Lease.

         Peckville Lease: That certain Facility Lease Agreement by and between the Original Lessor and the Peckville Lessee dated as of December 31, 1997.

         Peckville Lessee: Black Box of Peckville, Inc., a Delaware corporation

         Person: A corporation (including a business trust), limited liability company, association, trust, partnership, joint venture, joint stock company, organization, proprietorship, natural person, government or governmental agency or political subdivision thereof or any other entity of whatever nature.

         Primary Intended Use. With respect to any Facility, as defined under the Lease relating thereto.

         Purchasers: As defined in the preamble of this Memorandum.

         Reading Facility: The Facility as defined under the Reading Lease.

         Reading Land: The Land as defined under the Reading Lease.

         Reading Lease: That certain First Amended and Restated Facility Lease by and between the Original Lessor and the Reading Lessee dated as of December 19, 1997, as amended.

         Reading Lessee: TC Realty of Reading, Inc., a Delaware corporation.

         Related Rights: Collectively, all easements, rights and appurtenances of every nature and description now or hereafter relating to or benefitting all or any portion of the Land and the Leased Improvements.

         Rent:  As defined under each of the Leases.

         Scranton Facility: The Facility as defined under the Scranton Lease.

         Scranton Land: The Land as defined under the Scranton Lease.

         Scranton Lease: That First Amended and Restated Facility Lease by and between the Original Lessor and the Scranton Lessee dated as of January 8, 1998, as amended.

         Scranton Lessee: TC Realty Corporation III, a Delaware corporation.

         Seller: As defined in the preamble of this Memorandum and its successors and assigns.

         Sherwood Facility: The Facility as defined under the Sherwood Lease.

         Sherwood Land: The Land as defined under the Sherwood Lease.

         Sherwood Lease: That certain First Amended and Restated Facility Lease by and between the Original Lessor and the Sherwood Lessee dated as of December 19, 1997, as amended.

         Sherwood Lessee: TC Realty of Sherwood, Inc., a Delaware corporation.

         State College Facility: The Facility as defined under the State College Lease.

         State College Land: The Land as defined under the State College Lease.

         State College Lease: That certain Amended and Restated Facility Lease Agreement by and between the Original Lessor and the State College Lessee dated as of November 1, 1996, as amended.

         State College Lessee:   BCC at State College, Inc., a Delaware
corporation.

         Title Designee: As defined in the preamble of this Memorandum.

         Transaction Documents: Collectively (a) the deeds from the Seller of even or near even date herewith conveying the Leased
Property to the Title Designees, and (b) the agreements of even or near even date herewith by and among the Seller, the Lessees, Balanced Care, the Developer and the Title Designees pursuant to which the Leases and certain of the other BCC Lease Documents either were terminated or certain of the Seller's rights thereunder were assigned to the Title Designees.

         2.       LEASE ADJUSTMENTS.

         2.1 Rent Adjustment. On or prior to Closing Date, (a) each of the Lessees has paid any amounts that are due and outstanding under the applicable BCC Lease Documents relating to the applicable Facility (and the applicable portion of the Leased Property relating thereto) conveyed to the applicable Title Designee, including, without limitation, all Rent (other than a final accounting of Additional Rent as required below) due under the applicable Lease, prorated as of the Closing Date, and (b) notwithstanding anything to the contrary set forth in the Leases, the applicable Title Designees will pay to Seller on behalf of the applicable Lessees, as an adjustment to the Price on the Closing Date, an amount equal to the Seller's reasonable estimate of the Additional Rent due for the quarter in which the Closing Date occurred (the "Closing Quarter"), as more particularly shown on the Allocation Schedule, which amounts have been approved by the Lessee. Within ninety (90) days after the Closing Date, Balanced Care shall deliver to the Seller, for each Facility, an Officer's Certificate reasonably acceptable to the Seller and certified by the chief financial officers of the applicable Lessee and Balanced Care, setting forth the Gross Revenues for such Facility for the period from the commencement of the Closing Quarter through the Closing Date. A final reconciliation of the Additional Rent due under each Lease for the Closing Quarter shall be made based upon such Officer's Certificate. If, as a result of such reconciliation, (a) the Additional Rent determined to be due under each Lease for the Closing Quarter exceeds the amount paid by the applicable Lessee on or prior to the Closing Date, then Balanced Care agrees to pay, or to cause the applicable Lessee to pay, such difference to the Seller within ten (10) days after such final reconciliation, or (b) the Additional Rent determined to be due under each Lease for the Closing Quarter is less than the amount paid by the applicable Lessee on or prior to the Closing Date, then the Seller agrees to refund such overpayment to the applicable Lessee within ten (10) days after such final reconciliation, which obligation shall survive the acceptance by the Title Designees of the Seller's deeds to the Leased Property.

         2.2 No Other Adjustments; Cash Collateral. The Purchasers and, by joining in the execution of this Agreement as provided below, the Lessees each confirm and agree that, no matter whether any particular Lease has been assigned or terminated on the Closing

Date, other than the disposition of the Cash Collateral in accordance with the terms hereof, no other adjustments will be made under the BCC Lease Documents and/or with respect to the Leased Property for Impositions, utility costs or any other matter. The Lessees hereby direct the Seller to deliver the Cash Collateral held by the Seller under the Deposit Pledge Agreements to the Purchasers by crediting the Purchase Price due the Seller hereunder. Except for such credit, no other adjustments to the Purchase Price shall be made between the parties hereto as a result of the consummation of the transaction referenced hereunder. Without limiting the foregoing, Balanced Care and the Title Designees shall be responsible for the payment of any and all transfer taxes and recordation taxes imposed as a result of the conveyance of the Leased Property by the Sellers to the Title Designees or any assignment or termination of the Leases, and for any and all other governmental charges that are payable in connection with the sale of the Leased Property as described herein.

         3. AS-IS CONDITION OF THE LEASED PROPERTY; NO SELLER REPRESENTATIONS OR WARRANTIES. The Purchasers acknowledge that (a) each Lessee (or, under certain of the Leases, another subsidiary of Balanced Care as predecessor to the Lessee's interest thereunder) accepted receipt and delivery of the applicable portion of the Leased Property that it leases from the Seller on or about the applicable Commencement Date, (b) each of the Lessees (or such other subsidiary of Balanced Care), the Developers and the Managers examined and otherwise acquired knowledge of the condition of the applicable portion of the Leased Property prior to such date that the applicable Lessee (or such other subsidiary of Balanced Care) acquired possession of such portion of the Leased Property and found the same to be in good order and repair and satisfactory for its purposes,
(c) the Lessees (or such other subsidiary of Balanced Care), the Developers and/or the Managers have been in possession of the Leased Property from and after such dates, (d) the Purchasers, the Developers and the Managers, all being affiliates of the Lessees, have independent and thorough knowledge of the Leased Property, the title thereto and all matters affecting the same, (e) the Purchasers have made their own inquiry and investigation into, and based thereon have formed an independent judgment concerning the Leased Property and the operation thereof and are not relying on the Seller for any facts or information with respect thereto, and (f) except for the express representations and warranties contained in any of the Transaction Documents, the Seller is not making, and the Purchasers are not relying upon, any representation or warranty, express or implied, of any nature whatsoever with respect to the Leased Property. Consequently, the Purchasers waive any and all claims and causes of action, now or hereafter arising, against the Seller in respect of the condition of the Leased Property. No such waiver shall limit any express representations or warranties made by the Seller in the Transaction Documents. THE SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY, EITHER AS TO ITS FITNESS FOR ANY PARTICULAR PURPOSE OR USE, ITS DESIGN OR CONDITION OR OTHERWISE, OR AS TO DEFECTS IN THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT; IT BEING AGREED THAT ALL RISKS RELATING TO THE DESIGN, CONDITION AND/OR USE OF THE LEASED PROPERTY ARE TO BE BORNE BY THE PURCHASERS. THE LESSEES, THE DEVELOPERS, THE MANAGERS AND THE GUARANTORS HAVE ASSUMED (PURSUANT TO THE BCC LEASE DOCUMENTS) AND, AS OF THE CLOSING DATE, THE PURCHASERS ASSUME ALL RISK OF (I) THE PHYSICAL CONDITION OF THE LEASED PROPERTY, (II) THE SUITABILITY OF EACH PORTION OF THE LEASED PROPERTY FOR OPERATION IN ACCORDANCE WITH ITS APPLICABLE PRIMARY INTENDED USE, (III) THE COMPLIANCE OR NON-COMPLIANCE OF THE LEASED PROPERTY WITH ALL APPLICABLE REQUIREMENTS OF LAW, INCLUDING BUT, NOT LIMITED TO, ENVIRONMENTAL LAWS AND ZONING AND OTHER LAND USE LAWS, (IV) ALL MATTERS THAT A SURVEY OF THE LAND MAY DISCLOSE AND (V) WHETHER TITLE TO THE LEASED PROPERTY IS INSURABLE.

         Without limiting the generality of the foregoing, the acceptance by the Title Designees of the Seller's deeds to the Leased Property shall be deemed to be a full performance and discharge of every agreement and obligation of the Seller relating to the Leased Property, except those obligations hereunder that by their express terms survive such acceptance, and except any express representations or warranties made by the Seller in any of the Transaction Documents. All of the Purchasers' obligations under this Memorandum shall survive such acceptance.

         4. PUBLICITY. All press releases, filings and other publicity concerning the conveyance of the Leased Property pursuant to the Transaction Documents will be subject to review and approval by the Seller, IPC and Balanced Care, such approval not to be unreasonably withheld, conditioned or delayed. Such approval shall not be required if the Person issuing any such publicity reasonably believes it to be necessary for compliance with law, but such Person shall provide the other parties with reasonable notice and an opportunity to review same before any such release. The Seller, IPC and Balanced Care hereby covenant and agree to keep the terms and conditions of the sale of the Leased Property in accordance with this Memorandum and the Transaction Documents confidential except to the extent that disclosure is required by law (including, without limitation, any rules and regulations of any securities exchange on which any of the parties hereto are listed that may require such disclosure; provided, however, it is acknowledged and agreed that the parties hereto may disclose such terms and conditions to their respective lenders, to the professional advisors and consultants that are advising them or providing necessary professional services in connection with the acquisition of the Leased Property from the Seller and to any Governmental Authorities. Notwithstanding the provisions of Section 3, the Seller's obligations under this Section 4 shall survive the acceptance by the Title Designees of the Seller's deeds to the Leased Property.

         5. MISCELLANEOUS.

         5.1 No Broker. Each of the Seller, Balanced Care and the Title Designees represents to the others that no agent, finder or broker has acted for it or was the producing and effective cause of the transactions referenced herein, and that no commissions or finder's fees are due by it to any third parties. Balanced Care and the Title Designees agree to indemnify, exonerate and hold the Seller harmless from and against any claim, loss, damage, cost or liability for any brokerage commission or fee which may be asserted against the Seller as a result of the breach of this warranty by Balanced Care or any of the Title Designees. The Seller agrees to indemnify, exonerate and hold Balanced Care and the Title Designees harmless from and against any claim, loss, damage, cost or liability for any brokerage commission or fee which may be asserted against Balanced Care or any of the Title Designees as a result of the Seller's breach of this warranty. Notwithstanding the provisions of Section 3, the Seller's indemnity under this Section 5.1 shall survive the acceptance by the Title Designees of the Seller's deeds to the Leased Property.

          5.2 Entire Agreement. This Memorandum contains the entire understanding of the parties with respect to the subject matters hereof and supersedes all prior and other contemporaneous oral or written understandings and agreements between the parties hereto.

         5.3 Binding Effect; Assignment. This Memorandum shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. None of the parties hereto may assign its rights hereunder without the written consent of the other parties.

         5.4 Captions. The captions of this Memorandum are for convenience and reference only, and in no way define, describe, extend or limit the scope or intent of this Memorandum or the intent of any provisions hereof.

         5.5 Joint Effort. The preparation of this Memorandum has been the joint effort of the parties, and the resulting document shall not be construed more severely against one of the parties than the other.

         5.6 Counterparts. This Memorandum may be executed in counterparts and each executed copy shall be deemed an original which shall be binding upon all parties hereto.

         5.7 Partial Invalidity. If any provision of this Memorandum shall be invalid or unenforceable, the remainder of this Memorandum shall not be affected thereby. Notwithstanding the foregoing, it is the intention of the parties hereto that if any provision of any of this Memorandum is capable of two (2) constructions, one of which would render the provision void and the other of which would render the provision valid, then such provision shall be construed in accordance with the construction which renders such provision valid.

         5.8 Amendments. This Memorandum may not be amended in any respect whatsoever except by a further agreement, in writing, fully executed by each of the parties hereto.

         5.9 Governing Law. This Memorandum including the validity thereof and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         The Purchasers hereby consent to personal jurisdiction in any state or Federal court located within the Commonwealth of Massachusetts, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of or with respect to this Memorandum and/or any of the Transaction Documents, the negotiation and/or consummation of the transactions contemplated by this Memorandum and the Transaction Documents and/or the performance of any obligation or the exercise of any remedy under any of the Transaction Documents and the Purchasers expressly waive any and all objections they may have as to venue in any of such courts.

         5.10 Third Parties. Nothing in this Memorandum, whether express or implied, is intended to confer any rights or remedies under or by reason of this Memorandum on any Persons other than the parties hereto, their respective legal representatives, successors and permitted assigns. No Person, other than the Purchasers and the Seller may rely hereon or derive any benefit hereby as a third party beneficiary or otherwise.

         5.11 Rules of Construction. References in this Memorandum to "herein," "hereof" and "hereunder " shall be deemed to refer to this Memorandum and shall not be limited to the particular text in which such words appear. The use of any gender shall include all genders, and the singular number shall include the plural and vice versa as the context may require.

         5.12 Joint and Several Liability. IPC, Balanced Care and each of the Title Designees shall be jointly and severally liable for the Purchasers' obligations hereunder.




                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the date first above appearing.

                                       SELLER:

                                       NEW MEDITRUST COMPANY LLC, a Delaware
                                       limited liability company


                                       By:/s/Michael S. Benjamin
                                          Name:Michael S. Benjamin
                                          Title:Senior Vice President


                                       IPC:


                                       IPC ADVISORS S.a.r.l., a Luxembourg
                                       corporation


                                       By:/s/J.B. Unsworth
                                          Name:J.B. Unsworth
                                          Title:Manager


                                       BALANCED CARE:


                                       BALANCED CARE CORPORATION, a Delaware
                                       corporation


                                       By:/s/Robin L. Barber
                                          Name:Robin L. Barber
                                          Title:Senior Vice President and
                                          Legal Counsel & Assistant Secretary


                                       TITLE DESIGNEES:


                                       BALANCED CARE REALTY AT ALTOONA, INC., a
                                       Delaware corporation


                                       By:/s/Robin L. Barber
                                          Name:Robin L. Barber
                                          Title:Vice President and Secretary


                                       BALANCED CARE REALTY AT BERWICK, INC., a
                                       Delaware corporation

                                      By:/s/Robin L. Barber
                                         Name:Robin L. Barber
                                         Title:Vice President and Secretary


                                       BALANCED CARE REALTY AT LEWISTON, INC.,
                                       a Delaware corporation


                                       By:/s/Robin L. Barber
                                          Name:Robin L. Barber
                                          Title:Vice President and Secretary


                                       BALANCED CARE REALTY AT MANSFIELD, INC., a Delaware corporation


                                       By:/s/Robin L. Barber
                                          Name:Robin L. Barber
                                          Title:Vice President and Secretary


                                       BALANCED CARE REALTY AT MARTINSBURG,
                                       INC., a Delaware corporation


                                       By:/s/Robin L. Barber
                                          Name:Robin L. Barber
                                          Title:Vice President and Secretary


                                       BALANCED CARE REALTY AT MAUMELLE, INC.,
                                       a Delaware corporation


                                       By:/s/Robin L. Barber
                                          Name:Robin L. Barber
                                          Title:Vice President and Secretary

                                       BALANCED CARE REALTY AT MOUNTAIN HOME,
                                       INC., a Delaware corporation


                                       By:/s/Robin L. Barber
                                          Name:Robin L. Barber
                                          Title:Vice President and Secretary

                                       BALANCED CARE REALTY AT PECKVILLLE,
                                       INC., a Delaware corporation


                                       By:/s/Robin L. Barber
                                          Name:Robin L. Barber
                                          Title:Vice President and Secretary


                                      BALANCED CARE REALTY AT READING, INC., a
                                      Delaware corporation


                                      By:/s/Robin L. Barber
                                         Name:Robin L. Barber
                                         Title:Vice President and Secretary


                                      BALANCED CARE REALTY AT SCRANTON, INC.,
                                      a Delaware corporation


                                      By:/s/Robin L. Barber
                                         Name:Robin L. Barber
                                         Title:Vice President and Secretary


                                     BALANCED CARE REALTY AT SHERWOOD, INC.,
                                     a Delaware corporation


                                     By:/s/Robin L. Barber
                                        Name:Robin L. Barber
                                        Title:Vice President and Secretary


                                    BALANCED CARE REALTY AT STATE COLLEGE,
                                    INC., a Delaware corporation


                                    By:/s/Robin L. Barber
                                       Name:Robin L. Barber
                                       Title:Vice President and Secretary


          The undersigned Lessees hereby join in the execution of the foregoing Memorandum for the purposes of agreeing to the terms set forth in Section 2 thereof.


                                            LESSEES:

                                        TC REALTY OF ALTOONA, INC., a Delaware
                                        corporation


                                        By:/s/Robin L. Barber
                                           Name:Robin L. Barber
                                           Title:Vice President and Secretary


                                        TC REALTY OF BERWICK, INC., a Delaware
                                        corporation


                                        By:/s/Robin L. Barber
                                           Name:Robin L. Barber
                                           Title:Vice President and Secretary


                                        TC REALTY OF LEWISTON, INC., a Delaware
                                        corporation


                                        By:/s/Robin L. Barber
                                           Name:Robin L. Barber
                                           Title:Vice President and Secretary


                                        TC REALTY CORPORATION II, a Delaware
                                        corporation

                                        By:/s/Robin L. Barber
                                           Name:Robin L. Barber
                                           Title:Vice President and Secretary

                                        BLACK BOX OF MARTINSBURG, INC., a
                                        Delaware corporation


                                        By:/s/Robin L. Barber
                                           Name:Robin L. Barber
                                           Title:Vice President and Secretary


                                        TC REALTY OF MAUMELLE, INC., a Delaware
                                        corporation


                                        By:/s/Robin L. Barber
                                           Name:Robin L. Barber
                                           Title:Vice President and Secretary

                                        TC REALTY OF MOUNTAIN HOME, INC., a
                                        Delaware corporation


                                        By:/s/Robin L. Barber
                                           Name:Robin L. Barber
                                           Title:Vice President and Secretary


                                       BLACK BOX OF PECKVILLE, INC., a Delaware corporation


                                       By:/s/Robin L. Barber
                                          Name:Robin L. Barber
                                          Title:Vice President and Secretary


                                      TC REALTY OF READING, INC., a Delaware
                                      corporation

                                      By:/s/Robin L. Barber
                                         Name:Robin L. Barber
                                         Title:Vice President and Secretary

                                     TC REALTY CORPORATION III, a Delaware
                                     corporation


                                     By:/s/Robin L. Barber
                                        Name:Robin L. Barber
                                        Title:Vice President and Secretary


                                    TC REALTY OF SHERWOOD, INC., a Delaware
                                    corporation


                                    By:/s/Robin L. Barber
                                       Name:Robin L. Barber
                                       Title:Vice President and Secretary


                                   BALANCED CARE AT STATE COLLEGE, INC., a
                                   Delaware corporation


                                   By:/s/Robin L. Barber
                                      Name:Robin L. Barber
                                      Title:Vice President and Secretary

                                    EXHIBIT A


                                                                          TITLE                   ALLOCATED            ALLOCATED
   FACILITY                    EXISTING LESSEE                           DESIGNEE                  PURCHASE               CASH
                                                                                                    PRICE              COMPONENT
Balanced Care of               TC Realty of Altoona,                Balanced Care                 $4,462,495           $3,793,113
Altoona                        Inc.                                 Realty at Altoona,
                                                                    Inc.

Balanced Care of               TC Realty of Berwick,                Balanced Care                 $3,405,346           $2,894,538
Berwick                        Inc.                                 Realty at Berwick,
                                                                    Inc.

Balanced Care of               TC Realty of                         Balanced Care                 $3,423,345           $2,909,837
Lewistown                      Lewistown, Inc.                      Realty at
                                                                    Lewistown, Inc.

Outlook Pointe of              TC Realty Corporation                Balanced Care                 $5,125,618           $4,356,766
Mansfield                      II                                   Realty at
                                                                    Mansfield, Inc.

Outlook Pointe of              Black Box of                         Balanced Care                 $5,348,156           $4,545,923
Martinsburg                    Martinsburg, Inc.                    Realty at
                                                                    Martinsburg, Inc.

Balanced Care of               TC Realty of Maumelle,               Balanced Care                 $4,784,963           $4,067,210
Maumelle                       Inc.                                 Realty at
                                                                    Maumelle, Inc.

Balanced Care of               TC Realty of Mountain                Balanced Care                 $4,700,000           $3,994,991
Mountain Home                  Home, Inc.                           Realty at Mountain
                                                                    Home, Inc.

Outlook Pointe                 Black Box of                         Balanced Care                 $2,648,338           $2,251,082
Keepsake at Mid Valley         Peckville, Inc.                      Realty at
(Peckville)                                                         Peckville, Inc.

Balanced Care of               TC Realty of Reading,                Balanced Care                 $5,888,384           $5,005,116
Reading                        Inc.                                 Realty at Reading,
                                                                    Inc.

Outlook Pointe Commons         TC Realty Corporation                Balanced Care                 $3,705,700           $3,149,838
at Scranton                    III                                  Realty at
                                                                    Scranton, Inc.


                                   ALLOCATED                  ESTIMATED
                                     NOTE                     ADDITIONAL
                                    AMOUNT                       RENT

Balanced Care of                  $669,382                     $2,300.00
Altoona

Balanced Care of                  $510,808                         -0-
Berwick

Balanced Care of                  $513,508                         -0-
Lewistown

Outlook Pointe of                 $768,852                     $1,200.00
Mansfield

Outlook Pointe of                 $802,233                         -0-
Martinsburg

Balanced Care of                  $717,753                     $2,500.00
Maumelle

Balanced Care of                  $705,009                     $2,500.00
Mountain Home

Outlook Pointe                    $397,256                     $1,200.00
Keepsake at Mid Valley
(Peckville)

Balanced Care of                  $883,268                     $2,500.00
Reading

Outlook Pointe Commons            $555,862                         -0-
at Scranton

                                                                          TITLE                   ALLOCATED
   FACILITY                    EXISTING LESSEE                           DESIGNEE                  PURCHASE
                                                                                                    PRICE
Balanced Care of                     TC Realty of Sherwood,               Balanced Care            $4,943,703
Sherwood                             Inc.                                 Realty at
                                                                          Sherwood, Inc.

Balanced Care of State               BCC at State College,                Balanced Care            $3,637,006
College                              Inc.                                 Realty at State
                                                                          College, Inc.





                              ALLOCATED         ALLOCATED                   ESTIMATED
   FACILITY                     CASH              NOTE                     ADDITIONAL
                             COMPONENT           AMOUNT                       RENT
Balanced Care of            $4,202,138           $741,565                   $2,800.00
Sherwood

Balanced Care of State      $3,091,448           $545,558                       -0-
College